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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 13, 2005
Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8480 East Orchard Road, Suite 6600, Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

(303) 566-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On May 13, 2005, HyperSpace Communications, Inc., a Colorado corporation (the "Company"), Spud Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), GTG PC Holdings, LLC, a Delaware limited liability company ("Holdings") and GTG-Micron Holding Company, LLC ("Member") entered into the May 2005 Amendment to the March 20, 2005 Agreement and Plan of Merger by and among the Company, Merger Sub, Holdings and the Member (the "Amendment").

        Pursuant to the Amendment, the parties agreed to amend:

        (i)    Section 2.3 of the original Agreement and Plan of Merger to provide that any unvested shares or options issued to MPC management after the merger is completed will be returned to the Company if a management member leaves the employ of the Company prior to vesting;

        (ii)   Section 3.6 of the original Agreement and Plan of Merger to alter the representation that Holdings gave to the Company regarding its financial statements and financial controls;

        (iii)  Section 6.1(p) to change the covenant against changing methods of accounting or accounting principles;

        (iv)  Section 6.2(j) to allow for changes to certain employment and severance agreements;

        (v)   Section 8.2(i) to change the closing condition relating to the Company's cash position and net working capital requirements; and

        (vi)  Section 9.1(b)(i) to change the outside closing date to November 30, 2005.

        The foregoing descriptions of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1.

        The Company has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC"). Shareholders can obtain a free copy of the preliminary proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to the Company. Shareholders are urged to read the definitive proxy statement and other materials when they become available because they will contain important information.

ITEM 8.01. OTHER EVENTS

        HyperSpace Communications, Inc., today issued a press release announcing that it has filed a preliminary proxy statement on Schedule 14A relating to its proposed acquisition of GTG PC Holdings, LLC, the holding company parent of MPC Computers, LLC. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

2.1	May 2005 Amendment to the March 20, 2005 Agreement and Plan of Merger by and among HyperSpace Communications, Inc., Spud Acquisition Corp., GTG PC Holdings, LLC and GTG-Micron Holding Company, LLC.
99.1	Press release issued by HyperSpace Communications, Inc. dated May 16, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.
By:	/s/ MARK A. POUGNET Mark A. Pougnet Chief Financial Officer

Date: May 16, 2005

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Exhibit Index

2.1	May 2005 Amendment to the March 20, 2005 Agreement and Plan of Merger by and among HyperSpace Communications, Inc., Spud Acquisition Corp., GTG PC Holdings, LLC and GTG-Micron Holding Company, LLC.
99.1	Press release issued by HyperSpace Communications, Inc. dated May 16, 2005.

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  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
  ITEM 8.01. OTHER EVENTS
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index